REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees
of Mutual Fund Series
Trust
and the Shareholders of
JAG Large Cap Growth
Fund

In planning and
performing our audit of
the financial statements
of JAG Large Cap Growth
Fund (the "Fund"), a
series of shares of
beneficial interest of the
Mutual Fund Series Trust,
as of September 30, 2014
and for the year then
ended, in accordance with
the standards of the
Public Company
Accounting Oversight
Board (United States)
("PCAOB"), we considered
internal control over
financial reporting,
including control activities
over safeguarding
securities, as a basis for
designing our auditing
procedures for the
purpose of expressing our
opinion on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of expressing
an opinion on the
effectiveness of the
Fund's internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related costs
of controls.  A company's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with accounting principles
generally accepted in the
United States of America
("GAAP").  A company's
internal control over
financial reporting
includes those policies
and procedures that (1)
pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company; (2)
provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of the
financial statements in
accordance with GAAP,
and that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and trustees
of the company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a company's
assets that could have a
material effect on the
financial statements.

Because of inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or
employees, in the normal
course of performing their
assigned functions, to
prevent or detect
misstatements on a timely
basis.  A material
weakness is a deficiency,
or combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable possibility
that a material
misstatement of the
Fund's annual or interim
financial statements will
not be prevented or
detected on a timely
basis.


Our consideration of the
Fund's internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose all
deficiencies in internal
control that might be
material weaknesses
under standards
established by the PCAOB.
However, we noted no
deficiencies in the Fund's
internal control over
financial reporting and its
operation, including
controls over
safeguarding securities
that we consider to be a
material weakness, as
defined above, as of
September 30, 2014.

This report is intended
solely for the information
and use of management,
the shareholders of JAG
Large Cap Growth Fund,
the Board of Trustees of
Mutual Fund Series Trust
and the Securities and
Exchange Commission and
is not intended to be and
should not be used by
anyone other than these
specified parties.







	BBD, LLP


Philadelphia,
Pennsylvania
November 25, 2014